Exhibit 4.1
[FRONT OF CERTIFICATE]

[TRICO LOGO]

TRICO MARINE SERVICES, INC.

NEW COMMON
THIS CERTIFICATE IS TRANSFERABLE IN RIDGEFIELD PARK, NJ AND NEW YORK, NY	INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE	SEE REVERSE FOR CERTAIN DEFINITIONS CUSIP 896106 20 0

THIS CERTIFIES THAT

IS THE OWNER OF

FULLY PAID AND NON-ASSESSABLE SHARES OF THE COMMON STOCK, $.01 PAR VALUE PER SHARE, OF

TRICO MARINE SERVICES, INC.
transferable on the books of the Corporation by the holder hereof, in person or by duly authorized attorney, upon surrender of this Certificate properly endorsed or accompanied by a proper assignment. This Certificate is not valid unless countersigned by the Transfer Agent and registered by the Registrar.
IN WITNESS WHEREOF, the said Corporation has caused this Certificate to be endorsed by the facsimile signatures of its duly authorized officers and to be sealed with the facsimile seal of the Corporation.

Dated:

/s/ Thomas E. Fairley	COUNTERSIGNED AND REGISTERED: MELLON INVESTOR SERVICES LLC TRANSFER AGENT AND REGISTRAR
PRESIDENT AND CHIEF EXECUTIVE OFFICER

/s/ Trevor Turbidy	BY
VICE PRESIDENT AND CHIEF FINANCIAL OFFICER	AUTHORIZED SIGNATURE

AMERICAN BANK NOTE COMPANY
711 ARMSTRONG LANE
COLUMBIA, TENNESSEE 38401
(931) 388-3003

/ ETHER 19 / LIVE JOBS / T/ TRICO 18569 FC

PRODUCTION COORDINATOR:VERONICA GLIATTI 931-490-1706
PROOF OF FEBRUARY 1, 2005
TRICO MARINE SERVICES, INC.
TSB 18569 FC
Operator:                Ron
New
PLEASE INITIAL THE APPROPRIATE SELECTION FOR THIS PROOF:              OK AS IS              OK WITH CHANGES              MAKE CHANGES AND SEND ANOTHER PROOF
Colors Selected for Printing: Logo is in All-Outline EPS format; Prints in 100% Black. Intaglio prints in SC-7 Dark Blue.

COLOR: This proof was printed from a digital file or artwork on a graphics quality, color laser printer. It is a good representation of the color as it will appear on the final product. However, it is not an exact color rendition, and the final printed product may appear slightly different from the proof due to the difference between the dyes and printing ink.

[REVERSE OF CERTIFICATE]
TRICO MARINE SERVICES, INC.

THE CORPORATION WILL FURNISH WITHOUT CHARGE TO EACH STOCKHOLDER WHO SO REQUESTS THE POWER, DESIGNATIONS, PREFERENCES AND RELATIVE, PARTICIPATING, OPTIONAL OR OTHER SPECIAL RIGHTS OF EACH CLASS OF STOCK OR SERIES THEREOF OF THE CORPORATION AND THE QUALIFICATIONS, LIMITAIONS OR RESTRICTIONS OF SUCH PREFERENCES AND/OR RIGHTS. SUCH REQUEST MAY BE MADE TO THE CORPORATION OR TO THE TRANSFER AGENT.

The following abbreviations, when in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM - as tenants in common TEN ENT - as tenants by the entireties Under Uniform Gifts to Minors JT TEN - as joint tenants with right Act of survivorship and not as tenants in common	UNIF GIFT MIN ACT -	_______Custodian__________ (Cust) (Minor) Under Uniform Gifts to Minors Act_________________ (State)

Additional abbreviations may also be used though not in the above list.

For Value Received, ________________________ hereby sell(s), assign(s) and transfer (a) unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
IDENTITY NUMBER OF ASSIGNEE

PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING POSTAL ZIP CODE OF ASSIGNEE

Shares of the Common Stock represented by the within Certificate, and do(es) hereby irrevocably constitute and appoint

Attorney to Transfer the said stock on the books of the within-named Corporation with full power of substitution in the premises.

Dated________________________________

SIGNATURE OF REGISTERED OWNER(S):

X ____________________________________________________ (SIGNATURE)

 NOTICE:
THE SIGNATURE(S) TO THIS            ----------------›
ASSIGNMENT MUST CORRE-
SPOND WITH THE NAME(S)
OF THE REGISTERED
OWNER(S) AS WRITTEN
UPON THE FACE OF THE
CERTIFICATE IN EVERY
PARTICULAR WITHOUT
ALTERATION OR ENLARGE-
MENT OR ANY CHANGE
WHATEVER.
X ____________________________________________________ (SIGNATURE)

THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION AS DEFINED IN RULE 17Ad-15 UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.
SIGNATURE(S) GUARANTEED BY: